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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              Form 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934



                 Date of Report   December 17, 1996
                  (Date of earliest event reported)



                   THE CHASE MANHATTAN CORPORATION
       (Exact name of registrant as specified in its charter)



     Delaware                  1-5805           13-2624428
(State or other jurisdiction (Commission file  (I.R.S. Employer
 of incorporation)              number)       Identification No.)



     270 Park Avenue, New York, NY                        10017
(Address of principal executive offices)               (Zip Code)




                           (212) 270-6000
        (Registrant's telephone number, including area code)


                           Not applicable
    (Former name or former address, if changed since last report)

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Item 5.  Other Events

      The Chase Manhattan Corporation (the "Corporation") announced a

new  stock  options  program for employees worldwide.   Called  Value

Sharing,  the  Program grants 450 options to each eligible  full-time employee  in three equal annual installments commencing December  17,

1996.  Eligible part-time employees will be awarded 225 options  over the  same time period.  The exercise price for the December 17,  1996 award  is  $86.375 and the options may be exercised when the  average closing  price  of  the  Corporation's shares over  five  consecutive business days equals or exceeds the target price of $110.  If the

Corporation's shares do not reach the target price by December 17, 2002,

the options become exercisable on that date.  Exercise and target prices for future awards will be determined at the time of those grants.

     A copy of the press release is attached as an exhibit hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits


The following exhibits are filed with this Report:


Exhibit Number                     Description
-----------      --------------------------------------


    99.1         Press Release.















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                              SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                         THE CHASE MANHATTAN CORPORATION
                              (Registrant)



                         By: /s/ Anthony J. Horan
                           -------------------------------
                           Anthony J. Horan
                           Corporate Secretary



Dated: December 18, 1996






















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                            EXHIBIT INDEX
                      ------------------------



Exhibit Number              Description
--------------      -------------------------------



99.1                Press Release.





























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